VANGUARD/
WELLESLEY INCOME
FUND

Annual Report - December 31, 1997

[PHOTO]

[THE VANGUARD GROUP LOGO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

       We recognize that it is our crew members--more than 6,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's annual report to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

       But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

       They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]                 [PHOTO]

John C. Bogle           John J. Brennan
Chairman                President

CONTENTS

A MESSAGE TO OUR SHAREHOLDERS . . . . . . .   1
THE MARKETS IN PERSPECTIVE  . . . . . . . .   5
REPORT FROM THE ADVISER . . . . . . . . . .   7
PERFORMANCE SUMMARY . . . . . . . . . . . .   9
PORTFOLIO PROFILE . . . . . . . . . . . . .  10
FINANCIAL STATEMENTS  . . . . . . . . . . .  14
REPORT OF INDEPENDENT ACCOUNTANTS . . . . .  24

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

Vanguard/Wellesley Income Fund earned +20.2% in 1997, a generous return made possible by an excellent environment for bonds and an even better one for stocks. The U.S. economy enjoyed strong economic growth and low unemployment, combined, somewhat surprisingly, with decelerating inflation. Reflecting lower interest rates, long-term corporate bonds provided a solid return of +13.5%, and the stock market surged to an astonishing +33.4% advance.

       The table at right compares the Fund's total return (capital change plus reinvested dividends) with those of the average income fund and the unmanaged Wellesley Composite Index, which mirrors our typical balance of 65% bonds and 35% high-yielding stocks. For the year, Wellesley's return topped those of both the Index and--by a notably imposing margin--the average income-oriented mutual fund.

--------------------------------------------------------
                                        TOTAL RETURNS
                                         YEAR ENDED
                                      DECEMBER 31, 1997
--------------------------------------------------------
Vanguard/Wellesley Income Fund             +20.2%
--------------------------------------------------------
Average Income Fund                        +16.4%
--------------------------------------------------------
Wellesley Composite Index*                 +19.4%
--------------------------------------------------------

*65% Lehman Long Corporate AA or Better Bond Index, 26% S&P/BARRA Value Index,
 4.5% S&P Utilities Index, and 4.5% S&P Telephone Index.

       The Fund's total return is based on net asset values of $20.51 per share on December 31, 1996, and $21.86 per share on December 31, 1997, adjusted for dividends totaling $1.20 per share paid from net investment income and distributions totaling $1.445 per share from net realized capital gains. Wellesley Income Fund's annualized yield as of December 31 was 5.3%.

FINANCIAL MARKETS IN BRIEF

Long-term interest rates rose through the first quarter of the year on expectations that the economy's robust growth would cause inflation to accelerate. The yield on the benchmark 30-year U.S. Treasury bond peaked at 7.17% in mid-April. Then, as the news on inflation got better rather than worse, the yield turned downward, falling to 5.92% on December 31, 72 basis points below the 6.64% level at which it began the year.

       Short-term interest rates bottomed out in June then began rising, apparently because of sales of short-term Treasuries by foreign central banks and investors. At year-end 1997, the yield on three-month U.S. Treasury bills was 5.35%, up just a bit from 5.17% when the year began. The spread between yields on three-month T-bills and 30-year Treasury bonds was a slim 0.57 percentage point on December 31, 1997. Such a "flattening" of the yield curve has more often than not been a precursor of a slowing economy.

       On the stock side, the historic bull market that began in August 1982 continued in impressive fashion during 1997. The economy, corporate earnings, and employment grew solidly, and consumer confidence strengthened. Yet interest rates declined and inflation decelerated. In short, the domestic economic news could not have been better.

       The sole dark cloud--severe turmoil in Asian economies and currencies--only briefly darkened the stock market's mood. After a sharp decline in October--the Standard & Poor's 500 Composite Stock Price Index tumbled -7% on October 27 alone--stocks resumed their climb. By the time the year was over, the Index had produced its second-highest annual return (to
1995) in the past two decades.

1997 PERFORMANCE OVERVIEW

Wellesley Income Fund's return of +20.2% fell between the terrific +33.4% return of the stock market, as represented by the S&P 500 Index, and the fine +13.5% return of the long-term corporate bond market. We were a bit closer to the bond return because of the Fund's policy of emphasizing bonds. This conservative stance tends to constrain Wellesley's advances during bullish periods for the stock market, but it gives the Fund a more stable profile during the inevitable down periods for stocks.

       Wellesley's bond holdings returned +14.0% during the year, ahead of the +13.5% return of the Lehman Brothers Long Corporate AA or Better Bond Index, which is the bond portion of our composite benchmark. We were aided by the bullish stance on bonds adopted by our investment adviser, Wellington Management Company. The average duration of the Fund's bond segment, at 9.1 years, is slightly longer than that of the Lehman benchmark. (The longer a bond fund's duration, the more its value rises when interest rates decline, and the more its value falls when rates rise.)

       Wellesley's stock holdings returned +32.8% in 1997, a bit shy of the return on the S&P 500 Index, but ahead of the +30.7% return on the equity segment of our composite benchmark. This segment is based on the S&P/BARRA Value Index, the S&P Utilities Index, and the S&P Telephone Index, reflecting our tilt toward income-producing stocks. The shortfall against the S&P 500 can be largely attributed to the market's tilt toward growth stocks during the year. The S&P 500 Index's growth component provided a return of +36.5% during the year, well above the +30.0% return of its value component.

       More than half of Wellesley's stock holdings were in the financial-services and utilities sectors, respectively the best and third-best performers within the S&P 500 Index in 1997. However, stocks we held in those groups didn't perform as well as the financial-services and utilities stocks in the S&P 500 Index. The Fund's industry concentrations were especially advantageous during the final three months of the year, when turmoil in the financial markets pushed up demand for financial and utility issues--sectors that are sensitive to interest-rate changes. In addition, we held no stocks in the technology or producer-durables sectors, two of the Index's worst-performing sectors during the year.

       We held an average of about 12% of our equity assets in the market-lagging materials & processing sector--nearly twice the S&P 500 Index weight. However, this negative was mostly offset by excellent stock picks in the sector. A significant liability relative to the S&P 500 was a low commitment to health-care stocks (4.7% for our Fund, 11.0% for the Index) combined with poor stock selection in the sector.

       The Fund's overall +3.8% advantage versus the average income-oriented mutual fund was the result of the fine performance of our stocks combined with the longer average maturities of our bond holdings compared to those of our competitors. We hasten to add our customary warning about comparing Wellesley Income Fund with this peer group over short periods. The income-fund group is a varied bunch, and many funds within it pursue strategies that are far different from Wellesley's.

       We again achieved our objective of providing a high level of current income. Our income dividends of $1.20 per share were 3.4% higher than our 1996 dividends of $1.16 per share. As noted above, the Fund's overall yield was 5.3%. The yield on its equities was 3.4%, more than twice the record-low 1.6% yield of the S&P 500 Index.

LONG-TERM PERFORMANCE OVERVIEW

As shown in the table below, over the past ten years Wellesley has outperformed both its average peer and the composite index, a result that reflects both the Fund's excellent investment management and our low costs. Based on our +13.3% average annual return, which is 1.9 percentage points higher than that of our peers, a $10,000 investment in Wellesley (with dividends and capital gains distributions reinvested) would have grown over the decade to $34,983. This is $5,547 more than the $29,436 that would have accumulated in the average income fund. The "Vanguard advantage" is an impressive 55% of the initial investment.

-------------------------------------------------------------------------
                                               TOTAL RETURNS
                                     10 YEARS ENDED DECEMBER 31, 1997
                                -----------------------------------------
                                      AVERAGE           FINAL VALUE OF
                                      ANNUAL               A $10,000
                                       RATE           INITIAL INVESTMENT
-------------------------------------------------------------------------
Wellesley Income Fund                 +13.3%                $34,983
-------------------------------------------------------------------------
Average Income Fund                   +11.4%                $29,436
-------------------------------------------------------------------------
Wellesley Composite Index*            +13.0%                $33,806
-------------------------------------------------------------------------

*65% Lehman Long Corporate AA or Better Bond Index, 26% S&P/BARRA Value Index, and 9% S&P Utilities Index through June 30, 1996, when the S&P Utilities component was separated into the S&P Utilities Index and the S&P Telephone Index.

       Our low expenses accounted for about half of our long-term advantage over our competitors, while the rest was earned by our investment adviser. Our expense ratio (annual expenses as a percentage of average net assets) totaled a minuscule 0.31% in 1997, one-fourth of the 1.26% expense ratio charged by our average peer. Costs matter, especially in an income-oriented fund, because operating expenses directly reduce the income that a mutual fund passes through to its shareholders.

       Our performance edge over our composite index represents a significant accomplishment, given that the index does not incur the real-world expenses (for fund operations and securities transactions) that mutual funds must assume.

       We stress that the returns earned during the past decade were unusually high. They encompass a ten-year period during which the U.S. stock market did not experience a single serious downturn and the bond market was buoyed by generally declining interest rates. Although financial markets are inherently unpredictable, we believe it is safe to say that returns over the next decade are virtually certain to be lower than those of the previous one.

IN SUMMARY

Returns from the U.S. stock market over the past three years--indeed, over the past 15 years--have no precedent in American financial history. Long-term bonds, too, have experienced a remarkable period as yields have generally declined since the early 1980s. While as investors we have every reason to be grateful for the bounty of the financial markets, we also have reason to regard the future with some caution. Lengthy bull markets can breed complacency and cause investors to discount the risks inherent in stocks and bonds. Make no mistake, the markets will demonstrate these risks from time to time.

       However, the greatest risk is failure to invest in the first place. We believe that the best approach to dealing with risk is to hold a balanced portfolio that includes stock funds, bond funds, and money market funds--a belief that is at the core of Wellesley's investment philosophy. Investors who maintain such income-oriented portfolios--allocated in accordance with their time horizon, financial situation, and tolerance for market volatility--should be well-prepared to "stay the course" toward their investment objectives, no matter what the future has in store.



/s/ JOHN C. BOGLE                          /s/ JOHN J. BRENNAN

John C. Bogle                              John J. Brennan
Chairman of the Board                      President

January 22, 1998

The Markets In Perspective
Year Ended December 31, 1997

U.S. EQUITY MARKETS

Despite some year-end rockiness, 1997 again provided U.S. equity investors with exceptional returns, as illustrated by the 33.4% advance of the S&P 500 Index. Investors' mettle was tested several times, however, and most severely by the upheavals that devastated a number of Asian markets in the fourth quarter. Beginning in late October, the U.S. market grew increasingly volatile, a direct result of investors' struggle to understand the nature and implications of Asia's economic turmoil. By the end of the year, it appeared that a new consensus was emerging, grounded in two basic beliefs: (1) that the collapse of currencies in the Far East would help keep inflation tame in the United States and (2) that slower growth in Asia would most likely lead to weaker corporate profits over the next several years.

       As the dust continued to settle, many investors sought havens traditional in periods of high uncertainty: large-capitalization issues and particularly the "defensive" sectors of the stock market, such as utilities, consumer staples, and health care. The closing weeks of 1997 saw a broad advance in these "safe" sectors, with utilities gaining 20.1% and consumer staples 10.4% in the last quarter. By contrast, more economically sensitive sectors were thrashed in the wake of the Asian crisis, with technology issues falling 12.3% and producer durables down 9.0% over the three months. After posting strong results in the third quarter, small-company stocks also suffered in the fourth, falling 3.3%.

------------------------------------------------------------------------------
                                               AVERAGE ANNUALIZED RETURNS
                                            PERIODS ENDED DECEMBER 31, 1997
                                          ------------------------------------
                                            1 YEAR       3 YEARS     5 YEARS
------------------------------------------------------------------------------
EQUITY
   S&P 500 Index                             33.4%        31.2%        20.3%
   Russell 2000 Index                        22.4         22.3         16.4
   MSCI EAFE Index                            2.1          6.6         11.7
------------------------------------------------------------------------------
FIXED INCOME
   Lehman Aggregate Bond Index                9.7%        10.4%         7.5%
   Lehman 10-Year Municipal Bond Index        9.2         10.2          7.6
   Salomon Brothers Three-Month
      U.S. Treasury Bill Index                5.3          5.4          4.7
------------------------------------------------------------------------------
OTHER
   Consumer Price Index                       1.7%         2.5%         2.6%
------------------------------------------------------------------------------

       The year-end excitement did not detract from 1997's overall record as a stellar year for U.S. stock investors. The best-performing sector was financial services, which rose 46.9%. This sector benefited from a number of factors, including the strength of the economy, the vibrant financial markets, and merger activity. By contrast, the commodity-oriented materials & processing sector posted a gain of "only" 12.3%--in itself more than a percentage point above the long-term average return from common stocks. Small-cap stocks also fared well overall, as illustrated by the 22.4% increase of the Russell 2000 Index. Small-company technology issues were the most glaring exception, mustering a gain in 1997 of just 1.1%.

U.S. FIXED-INCOME MARKETS

In a year characterized by exceptionally low inflation, interest rates fell, providing investors with very attractive total returns. The Lehman Aggregate Bond Index, for example, posted a total return of 9.7% for 1997, comprising 7.2% in income return and 2.5% in capital appreciation. The decline in rates can be attributed largely to better-than-expected reports about the inflation rate. Early in the year, economists were projecting a 2.9% increase in the Consumer Price Index (CPI) during 1997. In March, the Federal Reserve grew sufficiently concerned to boost interest rates by 0.25% in an effort to temper economic growth and thereby ward off inflation. By year-end, however, the worries seemed to have been unnecessary, as the actual CPI increase was a mere 1.7%--its smallest increase since 1986.

       The bond market gradually gathered strength during the year as investors grew more confident that four seemingly strange bedfellows--strong economic growth, reasonable inflation, low unemployment, and stable wage growth--would continue to coexist peacefully. In the fourth quarter, the market also was bolstered by the "flight to quality" among investors concerned about Asia's problems. Overall, the longest-maturity issues benefited most from the decline in interest rates. The yield on the 30-year U.S. Treasury bond closed the year at 5.92%, compared with 6.64% on December 31, 1996. Falling rates flattened the yield curve considerably: Only 0.57% separated the yield on Treasury bills from that on the 30-year issue, down from a spread of 1.47% at the end of 1996.

       The best-performing sector in 1997 was long-term Treasuries, as illustrated by the 15.1% return of the Lehman Long U.S. Treasury Index. Investors in lower-quality securities also fared well, with the Lehman High Yield Bond Index generating a 12.8% gain. The strength of the economy, together with the lack of inflationary pressure, created an ideal environment for junk bonds.

INTERNATIONAL EQUITY MARKETS

Arguably, investors' greatest disappointments were in international markets--and, of course, Asian markets in particular. During the year, the Morgan Stanley Capital International (MSCI) Pacific Index declined by 25.7% in U.S. dollar terms; the Index fell 20.7% in the fourth quarter alone. Among individual markets, the fiscal year saw sharp declines (in U.S. dollar terms) in Japan, down 23.6% (including a 19.7% drop in the fourth quarter); Thailand, down 76.8%; and Malaysia, down 68.1%. The general slump in Asian markets began in midsummer with currency devaluations by a number of countries.

       By contrast, the European markets continued to provide U.S. investors with solid returns, although they, too, stumbled in late October and subsequently recovered. The MSCI Europe Index posted a gain of 23.7% for the 12 months. The robust character of the European markets reflected strong corporate earnings and optimism that the European Monetary Union would provide a solid framework for future fiscal responsibility and economic growth.

REPORT FROM THE ADVISER

Vanguard/Wellesley Income Fund outperformed its unmanaged benchmark for 1997. For the twelve months ended December 31, 1997, the Fund returned 20.2%, versus 19.4% for its benchmark. Wellesley's stock segment returned 32.8%, following increases of 24.2% in 1996 and 37.1% in 1995. These equity returns are well above historical averages and have allowed the Fund to enjoy respectable returns over the last three years.

       Throughout the year the Fund maintained its traditional allocation, with 60%-65% of assets invested in longer-term investment-grade bonds and 35%-40% in dividend-paying equities. In general, the long average maturity of the Fund's bonds and our meaningful weighting in high-yielding, interest-rate-sensitive stocks make Wellesley's performance extremely sensitive to the direction of long-term interest rates. The bond portfolio's return of 14.0% for 1997 bettered the 13.5% return for the Lehman Long Corporate AA or Better Index, against which we measure that segment's performance. We increased the duration of the bond portfolio throughout 1997, and at year-end it was slightly longer than that of the Lehman index. This relatively longer duration helped performance as long-term rates fell sharply during the last three months of 1997. A longer duration than the benchmark implies that the principal value of the bond portfolio will change more dramatically with a change in interest rates.

       The 32.8% return for Wellesley's equities was ahead of the 30.7% return on the equity portion of its composite benchmark, which is weighted 75% in the S&P/BARRA Value Index, 12.5% in the S&P Utilities Index, and 12.5% in the S&P Telephone Index. The stocks invested in the financial-services and utility sectors contributed handsomely to performance this year. For more details, please see the Message To Shareholders, beginning on page 1.

INVESTMENT OUTLOOK FOR 1998

Spreading economic and financial crises in Asia have caused us to lower growth expectations for the U.S. economy in 1998. Real Gross Domestic Product is now estimated to increase 2.3% on average in the year ahead, a reduction of one-half percentage point from our prior forecast. We expect exports to Asia to drop sharply, and we project that the rising U.S. dollar exchange rate will translate both into a steady stream of lower-priced imports into this country and market-share losses for industries that compete with imports. An extremely competitive pricing environment will produce declining inflation. We expect the Consumer Price Index to rise just 1.6% in 1998. Slower global growth, a strong dollar, intense pricing pressure, and some inevitable upward movement in wage rates will make it a very difficult year for corporate profits, which we now expect to rise just marginally over the next four quarters.


INVESTMENT PHILOSOPHY

The Fund reflects a belief that relatively high current income and moderate long-term growth in income and capital can be achieved without undue risk by holding 60% to 65% of assets in fixed-income securities and the balance in income-oriented common stocks. Consistent with this approach, the Funds bond segment comprises intermediate- and long-term U.S. Treasury securities and high-quality corporate bonds; its equity segment is dominated by stocks with above-average dividend yields and strong potential for dividend increases.

       Slower U.S. growth, a strong dollar, and falling inflation rates will end the speculation about a Federal Reserve tightening of monetary policy. Such speculation dominated the capital markets for the first nine months of 1997. Ultimately, we expect that the Fed's next move will be to lower short-term interest rates later in the year.

       We also now expect a budget surplus this year, a very positive factor for the bond market. However, the fundamentals underlying 1998 will be much more of a challenge to the U.S. equity market. Valuations remain historically high, and the profit outlook has deteriorated. Nevertheless, lower long-term interest rates and stable-to-lower short-term rates will be a positive underpinning for stocks in 1998.

STRATEGY IN 1998

Our strategy remains consistent, and our allocation to stocks and bonds will vary only marginally. The maturity of Wellesley's bonds will remain long-term, with call protection to preserve the income stream. We purchase only investment-grade, U.S.-dollar-denominated bonds, emphasizing those with stable-to-improving credit fundamentals. As of December 31, approximately 86% of the bond portfolio was rated "A" or better.

       Our stock portfolio strategy is to purchase companies with above-market yields across different industries. The average yield on our stocks, at 3.4%, is 113% higher than the yield on the S&P 500 Index. We began increasing our exposure to utilities because this sector benefits from declining interest rates. Also, the fundamentals for this industry should improve as companies consolidate. The primary reason for our selective sales of stocks is to dispose of issues that reach our target prices.

       The dominant theme guiding the Fund's investment strategy is our ongoing obligation to shareholders to achieve an attractive absolute level of income by holding high-quality securities. Our long-term goal is to increase Wellesley's dividend by purchasing stocks of strong companies that can pass onto shareholders higher dividends generated from rising earnings. Since we wrote to you six months ago, the equities in our portfolio have had 21 dividend increases. However, we note that we avoid stocks with ultrahigh dividends that may not be sustainable over the longer term.

SUMMARY

If interest rates continue to decline, Wellesley should perform well versus more aggressive bond and stock funds. We will continue to focus on maintaining the Fund's charter and on trying to outperform the composite benchmark. Income improvement remains an objective for 1998.

Earl E. McEvoy, Senior Vice President
John R. Ryan, Senior Vice President
Wellington Management Company, LLP

January 14, 1998

PERFORMANCE SUMMARY
Wellesley Income Fund

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Fund. Note, too, that both share price and return can fluctuate widely, so an investment in the Fund could lose money.

TOTAL INVESTMENT RETURNS: DECEMBER 31, 1977-DECEMBER 31, 1997
---------------------------------------------------------
                WELLESLEY INCOME FUND         COMPOSITE*
FISCAL     CAPITAL    INCOME        TOTAL        TOTAL
YEAR       RETURN     RETURN       RETURN       RETURN
---------------------------------------------------------
1978        -4.6%       8.2%         3.6%         2.2%
1979        -2.6        8.8          6.2          3.5
1980         0.9       11.0         11.9          9.4
1981        -3.1       11.8          8.7         -1.7
1982        10.1       13.2         23.3         36.3
1983         7.1       11.5         18.6         13.2
1984         4.9       11.7         16.6         13.8
1985        16.0       11.4         27.4         29.4
1986         9.2        9.1         18.3         19.9
1987        -8.1        6.2         -1.9          2.5
1988         4.7        8.9         13.6         13.7
1989        11.8        9.1         20.9         21.0
1990        -4.3        8.1          3.8          2.5
1991        12.9        8.7         21.6         20.5
1992         1.6        7.1          8.7          9.2
1993         8.2        6.4         14.6         14.6
1994       -10.2        5.8         -4.4         -4.6
1995        21.6        7.3         28.9         30.7
1996         3.3        6.1          9.4          6.8
1997        13.8        6.4         20.2         19.4
---------------------------------------------------------


*65% Lehman Long-Term Corporate Bond Index and 35% S&P 500 Index through
 December 31, 1985; 65% Lehman Long Corporate AA or Better Bond Index, 26% S&P/BARRA Value Index, and 9% S&P Utilities Index through June 30, 1996, when the S&P Utilities component was separated into the S&P Utilities Index and the S&P Telephone Index.

See Financial Highlights table on page 21 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: DECEMBER 31, 1987-DECEMBER 31, 1997
-----------------------------------------------------------------------------------------
         VANGUARD/WELLINGTON     AVERAGE BALANCED    WELLINGTON COMPOSITE
              FUND                     FUND                  INDEX          S&P 500 INDEX
-----------------------------------------------------------------------------------------
1987 11       10000                    10000                 10000             10000
1988 02       11644                    11234                 11433             11736
1988 05       11421                    11121                 11181             11599
1988 08       11592                    11270                 11350             11675
1988 11       12103                    11603                 11928             12333
1989 02       12761                    12121                 12481             13131
1989 05       13789                    13101                 13725             14707
1989 08       14789                    13970                 14868             16256
1989 11       14521                    13960                 14988             16137
1990 02       14260                    13576                 14568             15613
1990 05       14931                    14311                 15592             17151
1990 08       13902                    13511                 14593             15446
1990 11       14136                    13704                 14952             15577
1991 02       15696                    15132                 16636             17904
1991 05       16553                    15890                 17548             19170
1991 08       16889                    16336                 18077             19597
1991 11       16512                    16240                 17829             18743
1992 02       17764                    17614                 19270             20759
1992 05       18333                    17679                 19603             21055
1992 08       18595                    17835                 20014             21148
1992 11       18988                    18525                 20660             22199
1993 02       19902                    19194                 21656             22968
1993 05       20656                    19631                 22053             23496
1993 08       21622                    20479                 23131             24358
1993 11       21574                    20434                 23091             24436
1994 02       21948                    20892                 23338             24878
1994 05       21688                    20265                 22662             24494
1994 08       22652                    20861                 23532             25688
1994 11       21396                    20097                 22720             24691
1995 02       23136                    21141                 24498             26707
1995 05       25372                    22601                 26890             29432
1995 08       26561                    23770                 28131             31190
1995 11       28393                    24629                 30218             33810
1996 02       29404                    25506                 31305             35965
1996 05       30104                    26189                 32016             37796
1996 08       30441                    25964                 31718             37029
1996 11       34430                    28646                 36210             43230
1997 02       35060                    29159                 37117             45374
1997 05       36683                    30363                 39103             48914
1997 08       38764                    32130                 41403             52081
1997 11       40832                    34131                 44048             55612
-----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                 PERIODS ENDED DECEMBER 31, 1997
                                               ------------------------------------     FINAL VALUE OF A
                                                 1 YEAR     5 YEARS      10 YEARS      $10,000 INVESTMENT
----------------------------------------------------------------------------------------------------------
Wellesley Income Fund                            20.19%      13.18%        13.34%            $34,983
Average Income Fund                              16.38       11.45         11.40              29,436
Wellesley Composite Index*                       19.41       12.75         12.95              33,806
Lehman Long Corporate AA or Better Bond Index    13.53        9.20         10.67              27,551
----------------------------------------------------------------------------------------------------------


*65% Lehman Long Corporate AA or Better Bond Index, 26% S&P/BARRA Value Index, and 9% S&P Utilities Index through June 30, 1996, when the S&P Utilities component was separated into the S&P Utilities Index and the S&P Telephone Index.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------------------------------------------------
                                                                                                      10 YEARS
                                                 INCEPTION                              ----------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME      TOTAL
--------------------------------------------------------------------------------------------------------------------------
Wellesley Income Fund                            7/1/1970       20.19%      13.18%         5.97%        7.37%      13.34%
--------------------------------------------------------------------------------------------------------------------------

PORTFOLIO PROFILE
Wellesley Income Fund

This Profile provides a snapshot of the Fund's characteristics as of December 31, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on pages 12 and 13.


TOTAL FUND CHARACTERISTICS
----------------------------------------------------------
Yield                                                 5.3%
Turnover Rate                                          36%
Expense Ratio                                        0.31%
Cash Reserves                                         1.3%


PORTFOLIO ASSET ALLOCATION
----------------------------------------------------------

CASH RESERVES   1%
STOCKS         36%
BONDS          63%


TOTAL FUND VOLATILITY MEASURES
----------------------------------------------------------
                                 WELLESLEY         S&P 500
----------------------------------------------------------
R-Squared                             0.58            1.00
Beta                                  0.46            1.00


TEN LARGEST STOCKS (% OF EQUITIES)
-------------------------------------------------------
Bell Atlantic Corp.                                5.1%
First Union Corp.                                  5.0
J.C. Penney Co., Inc.                              4.3
KeyCorp                                            4.3
Ford Motor Co.                                     3.7
Amoco Corp.                                        3.5
GTE Corp.                                          3.4
National City Corp.                                3.3
Royal Dutch Petroleum Co. ADR                      2.7
USX-Marathon Group                                 2.7
-------------------------------------------------------
Top Ten                                           38.0%
-------------------------------------------------------
Top Ten as % of Total Net Assets                  13.8%



SECTOR DIVERSIFICATION (% OF COMMON STOCK)
----------------------------------------------------------------------------------------------------------------------
                                                           DECEMBER 31, 1996               DECEMBER 31, 1997
                                                          ------------------------------------------------------------
                                                               WELLESLEY            WELLESLEY                S&P 500
                                                          ------------------------------------------------------------
Auto & Transportation . . . . . . . . . . . . . . . .             5.1%                 6.4%                    3.5%
Consumer Discretionary  . . . . . . . . . . . . . . .             3.0                  7.3                     9.8
Consumer Staples  . . . . . . . . . . . . . . . . . .             4.6                  5.8                    11.5
Financial Services  . . . . . . . . . . . . . . . . .            28.4                 28.5                    17.7
Health Care . . . . . . . . . . . . . . . . . . . . .             5.8                  3.8                    11.4
Integrated Oils . . . . . . . . . . . . . . . . . . .            16.0                 13.8                     7.2
Other Energy  . . . . . . . . . . . . . . . . . . . .             0.0                  0.0                     1.4
Materials & Processing  . . . . . . . . . . . . . . .            10.4                  8.9                     5.8
Producer Durables . . . . . . . . . . . . . . . . . .             0.0                  0.0                     4.0
Technology  . . . . . . . . . . . . . . . . . . . . .             0.0                  0.0                    11.2
Utilities . . . . . . . . . . . . . . . . . . . . . .            23.1                 23.9                    10.6
Other . . . . . . . . . . . . . . . . . . . . . . . .             3.6                  1.6                     5.9
----------------------------------------------------------------------------------------------------------------------

EQUITY CHARACTERISTICS
----------------------------------------------------------
                                 WELLESLEY         S&P 500
----------------------------------------------------------
Number of Stocks                        70             500
Median Market Cap                   $15.6B          $34.1B
Price/Earnings Ratio                 18.4x           21.9x
Price/Book Ratio                      2.8x            4.1x
Dividend Yield                        3.4%            1.6%
Return on Equity                     16.2%           20.4%
Earnings Growth Rate                 12.2%           17.6%
Foreign Holdings                      2.6%            1.9%


EQUITY INVESTMENT FOCUS
----------------------------------------------------------

[GRAPH]


FIXED-INCOME CHARACTERISTICS
----------------------------------------------------------
Number of Bonds                                        187
Yield to Maturity                                     6.6%
Average Coupon                                        7.4%
Average Maturity                                18.5 years
Average Quality                                        Aa3
Average Duration                                 9.1 years


FIXED-INCOME INVESTMENT FOCUS
----------------------------------------------------------

[GRAPH]


DISTRIBUTION BY ISSUER (% OF BONDS)
-------------------------------------------------------
Asset-Backed                                       0.0%
Finance                                           20.8
Foreign                                            7.2
Industrial                                        32.2
Mortgage                                           0.0
U.S. Government and Agency                         0.0
U.S. Treasury                                     18.7
Utilities                                         21.1
-------------------------------------------------------
Total                                            100.0%


DISTRIBUTION BY CREDIT QUALITY (% OF BONDS)
-------------------------------------------------------
Aaa                                               24.8%
Aa                                                19.9
A                                                 41.1
Baa                                               14.2
Ba                                                 0.0
B                                                  0.0
Not Rated                                          0.0
-------------------------------------------------------
Total                                            100.0%

AVERAGE COUPON. The average interest rate paid on the securities held by a portfolio. It is expressed as a percentage of face value.

AVERAGE DURATION. An estimate of how much a bond portfolio's share price will fluctuate in response to a change in interest rates. To see how the price could shift, multiply the portfolio's duration by the change in rates. If interest rates rise by one percentage point, the share price of a portfolio with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the portfolio's share price would rise by 5%.

AVERAGE MATURITY. The average length of time until bonds held by a portfolio reach maturity (or are called) and are repaid. In general, the longer the average maturity, the more a portfolio's share price will fluctuate in response to changes in market interest rates.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a portfolio's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers and A-1 or MIG-1 indicating the most creditworthy issuers of money market securities.

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock or bond investments.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a portfolio's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

DISTRIBUTION BY ISSUER. A breakdown of a portfolio's holdings by type of issuer or type of instrument.

DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a portfolio, the weighted average yield for stocks it holds.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EQUITY INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FIXED-INCOME INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: average maturity (short, medium, or long) and average credit quality (high, medium, or low).

FOREIGN HOLDINGS. The percentage of a portfolio's net assets represented by stocks or American Depositary Receipts of companies based outside the United States.

MEDIAN MARKET CAP. The midpoint of market capitalization (market price x shares outstanding) of the stocks in a portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

NUMBER OF BONDS. An indicator of diversification. The more separate issues a portfolio holds, the less susceptible it is to a price decline stemming from the problems of a particular issue.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PORTFOLIO ASSET ALLOCATION. This chart shows the distribution, by type of asset, of the Fund's holdings.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST STOCKS. The percentage of equity assets that a portfolio has invested in its ten largest equity holdings. As this percentage rises, returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

YIELD TO MATURITY. The rate of return an investor would receive if the securities held by a portfolio were held to their maturity dates.

FINANCIAL STATEMENTS
December 31, 1997

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets, you will find a table displaying the composition of the Fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Fund's investments and their cost, and reflects the gains (losses) that would be realized if the Fund were to sell all of its investments at their statement-date values.

----------------------------------------------------------------------------
                                                    FACE            MARKET
                                                  AMOUNT            VALUE*
WELLESLEY INCOME FUND                              (000)             (000)
----------------------------------------------------------------------------
CORPORATE BONDS (46.2%)
----------------------------------------------------------------------------
FINANCE (13.0%)
ABN AMRO Bank NV
   (Chicago Branch)
   7.55%, 6/28/2006                              $25,000        $   26,784
Allstate Corp.
   7.50%, 6/15/2013                               20,000            21,472
Ambac, Inc.
   7.50%, 5/1/2023                                 5,500             5,908
American Re Corp.
   7.45%, 12/15/2026                              33,000            35,583
Banc One Corp.
   7.75%, 7/15/2025                               50,000            55,224
   8.00%, 4/29/2027                               15,000            17,067
BankBoston Corp.
   6.625%, 12/1/2005                              15,000            15,106
   6.875%, 7/15/2003                              15,000            15,344
Boatmen's Bancshares Inc.
   7.625%, 10/1/2004                              10,000            10,643
CIGNA Corp.
   7.875%, 5/15/2027                              25,000            27,125
Citicorp
   6.65%, 12/15/2010 MTN                          25,000            25,335
   7.125%, 9/1/2005                               15,000            15,593
   7.625%, 5/1/2005                               10,000            10,668
Comerica, Inc.
   7.125%, 12/1/2013                              15,000            15,271
CoreStates Capital Corp.
   6.625%, 3/15/2005                              20,000            20,181
Fifth Third Bank
   6.75%, 7/15/2005                               25,000            25,395
First Bank N.A.
   7.55%, 6/15/2004                                8,000             8,473
First Bank System Inc.
   6.625%, 5/15/2003                              10,000            10,113
   7.625%, 5/1/2005                                7,500             7,997
First Chicago Corp.
   7.625%, 1/15/2003                              15,000            15,851
First Union Corp.
   6.00%, 10/30/2008                              15,000            14,316
   7.50%, 4/15/2035                               11,000            12,539
Fleet Financial Group, Inc.
   6.875%, 3/1/2003                               30,000            30,622
General Electric Global
   Insurance Holdings
   7.00%, 2/15/2026                               60,000            62,604
General Electric Capital Services
   7.50%, 8/21/2035                               14,000            15,793
General Electric Capital Corp
   8.125%, 5/15/2012                              10,000            11,588
GMAC
   7.00%, 9/15/2002                               30,000            30,906
John Hancock
   7.375%, 2/15/2024                              25,000            26,189
Liberty Mutual Insurance Co.
   8.50%, 5/15/2025                               25,300            29,286
Lumbermens Mutual Casualty
   9.15%, 7/1/2026                                45,000            52,045
MBIA Inc.
   7.00%, 12/15/2025                              19,500            20,219
Metropolitan Life Insurance Co.
   7.80%, 11/1/2025                               25,000            26,801
J.P. Morgan & Co., Inc.
   5.75%, 10/15/2008                              20,000            18,797
   6.25%, 1/15/2009                               20,000            19,465
NBD Bank N.A.
   6.25%, 8/15/2003                               20,000            19,973

----------------------------------------------------------------------------
                                                    FACE            MARKET
                                                  AMOUNT            VALUE*
                                                   (000)             (000)
----------------------------------------------------------------------------
National City Bank Pennsylvania
   7.25%, 10/21/2011                             $22,000        $   23,085
National City Cleveland Bank
   6.50%, 5/1/2003                                10,000            10,066
National City Corp.
   7.20%, 5/15/2005                               20,000            20,792
NationsBank Corp.
   7.25%, 10/15/2025                              20,000            20,919
   7.75%, 8/15/2004                               20,000            21,426
Republic New York Corp.
   5.875%, 10/15/2008                             15,000            14,286
SunTrust Banks, Inc.
   6.00%, 2/15/2026                               25,000            24,517
   6.125%, 2/15/2004                              20,000            19,781
Travelers Property Casualty Corp.
   7.75%, 4/15/2026                                9,540            10,445
Wachovia Corp.
   6.375%, 4/15/2003                              20,000            20,146
   6.605%, 10/1/2025                              30,000            30,992
                                                                ------------
                                                                   992,731
                                                                ------------
INDUSTRIAL (20.1%)
Air Products & Chemicals, Inc.
   7.375%, 5/1/2005                               15,000            15,939
   8.75%, 4/15/2021                               12,550            15,480
Baxter International, Inc.
   7.65%, 2/1/2027                                25,000            27,758
Bristol-Myers Squibb Co.
   6.80%, 11/15/2026                              40,000            41,626
Browning-Ferris Industries, Inc.
   6.375%, 1/15/2008                              15,000            14,760
Burlington Northern Santa Fe Corp.
   6.375%, 12/15/2005                             12,500            12,398
   6.875%, 12/1/2027                              25,000            25,154
CPC International, Inc.
   6.15%, 1/15/2006                               20,000            19,804
   7.25%, 12/15/2026                              30,000            32,192
CSX Corp.
   7.95%, 5/1/2027                                30,000            33,864
Chrysler Corp.
   7.45%, 3/1/2027                                25,000            26,926
The Walt Disney Co.
   6.75%, 3/30/2006                               15,000            15,411
E.I. du Pont de Nemours & Co.
   6.75%, 9/1/2007                                25,000            25,738
Eastman Chemical Co.
   7.25%, 1/15/2024                               25,000            25,970
   7.60%, 2/1/2027                                15,000            16,197
Eaton Corp.
   6.50%, 6/1/2025                                10,000            10,285
   7.625%, 4/1/2024                               10,000            11,033
Fluor Corp.
   6.95%, 3/1/2007                                20,000            20,758
Ford Motor Co.
   7.50%, 8/1/2026                                20,000            21,683
   8.875%, 1/15/2022                              20,000            24,723
General Motors Corp.
   7.40%, 9/1/2025                                30,000            31,930
   9.40%, 7/15/2021                               20,000            25,901
Georgia-Pacific Corp.
   8.625%, 4/30/2025                              10,000            10,912
Gillette Co.
   5.75%, 10/15/2005                              20,000            19,462
   6.25%, 8/15/2003                               10,000            10,071
Hershey Foods Corp.
   6.95%, 3/1/2007                                13,000            13,603
Hubbell Inc.
   6.625%, 10/1/2005                              10,000            10,208
International Business
   Machines Corp.
   7.00%, 10/30/2025                              60,000            62,126
International Paper Co.
   7.625%, 1/15/2007                              15,000            15,975
Johnson & Johnson
   6.73%, 11/15/2023                              15,000            15,667
Johnson Controls, Inc.
   8.20%, 6/15/2024                                6,000             6,502
Eli Lilly & Co.
   7.125%, 6/1/2025                               50,000            53,329
Lockheed Corp.
   6.75%, 3/15/2003                                7,000             7,148
McDonald's Corp.
   7.05%, 11/15/2025                              23,300            23,316
   7.375%, 7/15/2033                               8,500             8,746
Mead Corp.
   7.35%, 3/1/2017                                10,350            11,015
Merck & Co.
   6.30%, 1/1/2026                                30,000            29,898
Mobil Corp.
   8.625%, 8/15/2021                              20,000            25,083
Monsanto Co.
   6.75%, 12/15/2027                              25,000            25,092
   8.20%, 4/15/2025                               20,000            22,047
Motorola, Inc.
   7.50%, 5/15/2025                               50,000            55,482
New York Times Co.
   8.25%, 3/15/2025                               26,000            29,146
News America Holdings Inc.
   8.00%, 10/17/2016                              50,000            53,507
Norfolk Southern Corp.
   7.80%, 5/15/2027                               15,000            16,840
Northrop Grumman Corp.
   9.375%, 10/15/2024                             15,000            17,720
PPG Industries, Inc.
   6.875%, 2/15/2012                              10,200            10,630
   9.00%, 5/1/2021                                15,000            18,985
J.C. Penney Co., Inc.
   7.95%, 4/1/2017                                15,000            16,754
Phelps Dodge Corp.
   7.125%, 11/1/2027                              12,500            12,744
Phillips Petroleum Co.
   9.375%, 2/15/2011                              10,000            12,363
Praxair, Inc.
   6.75%, 3/1/2003                                25,000            25,427
Procter & Gamble Co.
   6.45%, 1/15/2026                               24,000            23,766
Procter & Gamble Co. ESOP
(2) 9.36%, 1/1/2021                               30,000            38,820
Raytheon Co.
   7.20%, 8/15/2027                               25,000            26,147
   7.375%, 7/15/2025                              25,000            25,144

----------------------------------------------------------------------------
                                                    FACE            MARKET
                                                  AMOUNT            VALUE*
WELLESLEY INCOME FUND                              (000)             (000)
----------------------------------------------------------------------------
Rohm & Haas Co.
(2) 9.80%, 4/15/2020                             $10,000        $   12,703
E.W. Scripps Co.
   6.625%, 10/15/2007                             20,000            20,343
Tenneco Inc.
   7.625%, 6/15/2017                              30,000            32,302
   7.875%, 4/15/2027                              20,000            22,337
Texaco Capital Inc.
   8.625%, 4/1/2032                               30,000            37,586
Tribune Co.
   6.875%, 11/1/2006                              20,000            20,588
Ultramar Diamond Shamrock
   7.20%, 10/15/2017                              25,000            25,575
Union Pacific Corp.
   7.00%, 2/1/2016                                30,000            30,071
United Parcel Service
   8.375%, 4/1/2020                               10,000            12,193
Weyerhaeuser Co.
   8.50%, 1/15/2025                               10,000            11,939
Whirlpool Corp.
   9.00%, 3/1/2003                                10,000            11,132
Witco Corp.
   6.875%, 2/1/2026                               15,000            15,034
Worthington Industries, Inc.
   6.70%, 12/1/2009                               15,500            15,683
   7.125%, 5/15/2006                              20,000            21,024
                                                                ------------
                                                                 1,537,715
                                                                ------------

UTILITIES (13.1%)
AT&T Corp.
   7.125%, 1/15/2002                              20,000            20,761
Arizona Public Service Co.
   6.625%, 3/1/2004                               10,000            10,099
Baltimore Gas & Electric Co.
   7.25%, 7/1/2002                                15,000            15,578
BellSouth Telecommunications
   6.25%, 5/15/2003                               12,000            12,069
   7.00%, 10/1/2025                               10,000            10,523
   8.25%, 7/1/2032                                35,000            38,103
Carolina Power & Light Co.
   6.875%, 8/15/2023                              10,000             9,821
Chesapeake & Potomac
   Telephone Co. (MD)
   7.15%, 5/1/2023                                20,000            20,481
Chesapeake & Potomac
   Telephone Co. (VA)
   7.875%, 1/15/2022                              16,000            18,238
Cincinnati Gas & Electric Co.
   6.90%, 6/1/2025                                 9,500             9,911
   7.20%, 10/1/2023                               15,100            15,229
Coastal Corp.
   7.75%, 10/15/2035                              10,000            10,882
Consolidated Edison Co. of
   New York, Inc.
   6.375%, 4/1/2003                               20,000            20,138
Duke Energy Corp.
   7.00%, 7/1/2033                                30,000            29,899
El Paso Natural Gas Co.
   7.50%, 11/15/2026                              25,000            26,680
Enron Corp.
   6.875%, 10/15/2007                             20,000            20,396
   7.00%, 8/15/2023                               10,000             9,625
GTE California Inc.
   6.70%, 9/1/2009                                25,000            25,269
GTE Southwest, Inc.
   6.00%, 1/15/2006                               10,000             9,711
Houston Lighting & Power Co.
   7.50%, 7/1/2023                                20,000            20,634
Illinois Bell Telephone Co.
   6.625%, 2/1/2025                               13,575            13,046
   7.25%, 3/15/2024                               20,000            20,530
Illinois Power Co.
   6.50%, 8/1/2003                                10,000             9,987
Indiana Bell Telephone Co., Inc.
   7.30%, 8/15/2026                               23,000            24,975
Kentucky Utilities Co.
   7.92%, 5/15/2007                                5,000             5,549
MCI Communications Corp.
   7.50%, 8/20/2004                               15,000            15,772
Michigan Bell Telephone Co.
   7.50%, 2/15/2023                               35,000            36,433
   7.85%, 1/15/2022                               21,100            24,183
New Jersey Bell Telephone Co.
   8.00%, 6/1/2022                                40,000            46,601
New York Telephone Co.
   6.50%, 3/1/2005                                30,000            30,229
Northern States Power Co.
   6.375%, 4/1/2003                                8,000             8,080
   7.125%, 7/1/2025                               30,000            31,686
Ohio Bell Telephone Co.
   6.125%, 5/15/2003                              15,000            14,968
Oklahoma Gas & Electric
   7.30%, 10/15/2025                              15,000            15,591
Pacific Bell
   7.125%, 3/15/2026                              25,000            26,414
PacifiCorp MTN
   6.625%, 6/1/2007                               10,000            10,118
   6.71%, 1/15/2026                               12,500            12,289
Pennsylvania Power & Light Co.
   6.50%, 4/1/2005                                15,000            15,116
   6.75%, 10/1/2023                                9,000             8,633
PECO Energy Co.
   6.50%, 5/1/2003                                30,000            30,212
Southern California Edison Co.
   6.25%, 6/15/2003                                6,050             6,052
Southern California Gas Co.
   6.875%, 11/1/2025                              15,000            14,634
Southwestern Bell Telephone Co.
   7.20%, 10/15/2026                              32,500            33,312
   7.25%, 7/15/2025                               37,500            38,286
Southwestern Public Service Co.
   7.25%, 7/15/2004                               10,000            10,509
Tennessee Gas Pipeline Co.
   7.50%, 4/1/2017                                25,000            26,675
Texas Utilities Electric Co.
   6.75%, 7/1/2005                                10,000            10,169
Union Electric Co.
   6.875%, 8/1/2004                               10,000            10,312
U S WEST Capital Funding, Inc.
   7.30%, 1/15/2007                               25,000            25,926
U S WEST Communications Group
   7.50%, 6/15/2023                               45,000            46,692

----------------------------------------------------------------------------
                                                    FACE            MARKET
                                                  AMOUNT            VALUE*
                                                   (000)             (000)
----------------------------------------------------------------------------
Virginia Electric & Power Co.
   6.75%, 10/1/2023                              $20,000        $   19,414
Wisconsin Public Service Co.
   7.30%, 10/1/2002                                6,700             7,049
                                                                ------------
                                                                 1,003,489
                                                                ------------
----------------------------------------------------------------------------
TOTAL CORPORATE BONDS
   (COST $3,340,282)                                             3,533,935
----------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLAR DENOMINATED)(4.5%)
----------------------------------------------------------------------------
Amoco Canada Petroleum Co.
   6.75%, 9/1/2023                                25,000            24,620
BHP Finance USA Ltd.
   6.69%, 3/1/2006                                10,000            10,045
Province of British Columbia
   6.50%, 1/15/2026                               35,000            35,198
Husky Oil Ltd.
   7.55%, 11/15/2016                              20,000            20,764
Republic of Italy Global Bond
   6.875%, 9/27/2023                              10,000            10,470
Province of Manitoba
   6.125%, 1/19/2004                               7,000             6,984
   8.875%, 9/15/2021                              24,041            30,906
Province of Ontario
   6.00%, 2/21/2006                               25,000            24,620
   7.75%, 6/4/2002                                15,000            15,961
Petro-Canada
   7.875%, 6/15/2026                              11,840            13,373
Province of Quebec
   7.50%, 7/15/2023                               50,000            53,919
Saga Petroleum ASA
   7.25%, 9/23/2027                               25,000            25,691
Province of Saskatchewan
   8.50%, 7/15/2022                               19,000            23,367
Talisman Energy, Inc.
   7.125%, 6/1/2007                               20,000            20,605
   7.25%, 10/15/2027                              25,000            25,851
----------------------------------------------------------------------------
TOTAL FOREIGN BONDS
   (COST $328,156)                                                 342,374
----------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (11.6%)
----------------------------------------------------------------------------
U.S. Treasury Bonds
   6.25%, 8/15/2023                              250,000           257,690
   7.25%, 5/15/2016                              250,000           284,705
   12.00%, 8/15/2013                             130,000           191,599
U.S. Treasury Notes
   6.25%, 8/31/2002                              100,000           102,087
   6.875%, 5/15/2006                              50,000            53,507
----------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
   (COST $819,727)                                                 889,588
----------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
                                                  SHARES             (000)
----------------------------------------------------------------------------
COMMON STOCKS (36.4%)
----------------------------------------------------------------------------
AUTO & TRANSPORTATION (2.3%)
   Chrysler Corp.                              1,246,200        $   43,851
   Ford Motor Co.                              2,129,900           103,700
   Union Pacific Corp.                           510,000            31,843
                                                                ------------
                                                                   179,394
                                                                ------------
CONSUMER DISCRETIONARY (2.7%)
   Eastman Kodak Co.                             916,000            55,704
   May Department Stores Co.                     540,000            28,451
   J.C. Penney Co., Inc.                       1,992,600           120,179
                                                                ------------
                                                                   204,334
                                                                ------------
CONSUMER STAPLES (2.1%)
   Flowers Industries, Inc.                    2,901,600            59,664
   Gallaher Group PLC ADR                      1,207,100            25,802
   H.J. Heinz Co.                                650,800            33,069
   Philip Morris Cos., Inc.                      475,000            21,523
   Universal Corp.                               521,900            21,463
                                                                ------------
                                                                   161,521
                                                                ------------
FINANCIAL SERVICES (10.4%)
   Alexandria Real Estate
    Equities, Inc. REIT                          279,100             8,809
   BankAmerica Corp.                             540,000            39,420
   Brandywine Realty Trust REIT                  332,000             8,342
   CBL & Associates Properties,
    Inc. REIT                                  1,050,400            25,932
   Camden Property Trust REIT                    920,172            28,525
   Chateau Communities, Inc. REIT                 89,869             2,831
(1) Colonial Properties Trust REIT             1,139,900            34,339
   Felcor Suite Hotels, Inc. REIT                420,000            14,910
   First Union Corp.                           2,720,400           139,421
   General Growth Properties
    Inc. REIT                                    802,600            28,994
   Highwood Properties, Inc. REIT                325,000            12,086
   IPC Holdings Ltd.                             309,300             9,898
   JP Realty Inc. REIT                           250,000             6,484
   KeyCorp                                     1,679,050           118,898
   Kimco Realty Corp. REIT                       218,700             7,709
   The Macerich Co. REIT                         719,100            20,494
   Mid Ocean Ltd.                                179,900             9,760
   National City Corp.                         1,405,000            92,379
   Nationwide Health
    Properties, Inc. REIT                        616,000            15,708
   PNC Bank Corp.                                456,800            26,066
   Summit Bancorp.                               900,000            47,925
   Sun Communities, Inc. REIT                    320,600            11,522
   Urban Shopping Centers,
    Inc. REIT                                    617,000            21,518
   Wachovia Corp.                                766,900            62,215
                                                                ------------
                                                                   794,185
                                                                ------------
HEALTH CARE (1.4%)
   Baxter International, Inc.                  1,047,700            52,843
   Pharmacia & Upjohn, Inc.                    1,448,500            53,051
                                                                ------------
                                                                   105,894
                                                                ------------
INTEGRATED OILS (5.0%)
   Amoco Corp.                                 1,135,000            96,617
   Atlantic Richfield Co.                        736,000            58,972
   Equitable Resources, Inc.                   1,125,000            39,797
   Royal Dutch Petroleum Co. ADR               1,398,000            75,754
   Texaco Inc.                                   733,400            39,879
   USX-Marathon Group                          2,188,200            73,852
                                                                ------------
                                                                   384,871
                                                                ------------

----------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
WELLESLEY INCOME FUND                             SHARES             (000)
----------------------------------------------------------------------------
MATERIALS & PROCESSING (3.3%)
   BOC Group PLC ADR                             800,000        $   26,350
   Consolidated Papers                           251,600            13,429
   Dow Chemical Co.                              360,000            36,540
   Eastman Chemical Co.                          633,400            37,727
-  Georgia Pacific Timber Group                  500,000            11,344
   Kimberly-Clark Corp.                          971,500            47,907
   Union Camp Corp.                              203,500            10,925
   Weyerhaeuser Co.                              579,600            28,437
   Witco Chemical Corp.                          886,400            36,176
                                                                ------------
                                                                   248,835
                                                                ------------
UTILITIES (8.7%)
   Bell Atlantic Corp.                         1,553,200           141,341
   BellSouth Corp.                               422,000            23,764
   Central & South West Corp.                  2,162,300            58,517
   Consolidated Edison Co. of
    New York, Inc.                               527,400            21,623
   DQE Inc.                                    1,357,050            47,666
   DTE Energy Co.                              1,238,200            42,950
   Duke Energy Corp.                             724,000            40,092
   GPU, Inc.                                   1,130,400            47,618
   GTE Corp.                                   1,787,700            93,407
   MCN Corp.                                     291,200            11,757
   New England Electric System                   479,000            20,477
   NICOR, Inc.                                   582,300            24,566
   Questar Corp.                                 570,000            25,436
   SBC Communications Inc.                        82,000             6,006
   Southern Co.                                1,260,000            32,603
   Texas Utilities Co.                           200,000             8,312
   U S WEST Communications
    Group                                        405,000            18,276
                                                                ------------
                                                                   664,411
                                                                ------------
OTHER (0.5%)
   Cooper Industries, Inc.                       824,400            40,396
                                                                ------------
----------------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $1,888,395)                                             2,783,841
----------------------------------------------------------------------------
                                                    FACE
                                                  AMOUNT
                                                   (000)
----------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.2%)
----------------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   6.54%, 1/2/1998                              $106,739           106,739
   6.50%, 1/2/1998---Note F                       63,809            63,809
----------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $170,548)                                                 170,548
----------------------------------------------------------------------------
TOTAL INVESTMENTS (100.9%)
   (COST $6,547,108)                                             7,720,286
----------------------------------------------------------------------------
                                                                    MARKET
                                                                    VALUE*
                                                                     (000)
----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.9%)
----------------------------------------------------------------------------
Other Assets--Note C                                            $  112,521
Liabilities--Note F                                               (186,907)
                                                                ------------
                                                                   (74,386)
----------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------
Applicable to 349,691,084 outstanding
   $.10 par value shares
   (authorized 450,000,000 shares)                              $7,645,900
============================================================================

NET ASSET VALUE PER SHARE                                           $21.86
============================================================================

  *See Note A in Notes to Financial Statements.

  -Non-Income-Producing Security. New issue that has not paid a dividend as of December 31, 1997.

(1)Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $34,339,000.

(2)The average maturity is shorter than the final maturity shown due to scheduled interim principal payments.

ADR--American Depositary Receipt.
MTN--Medium-Term Note.
REIT--Real Estate Investment Trust.

------------------------------------------------------------
 AT DECEMBER 31, 1997, NET ASSETS CONSISTED OF:
------------------------------------------------------------
                                       AMOUNT          PER
                                        (000)        SHARE
------------------------------------------------------------
 Paid in Capital--Note A           $6,393,432       $18.28
 Overdistributed Net
   Investment Income--
   Notes A and D                       (3,967)        (.01)
 Accumulated Net
   Realized Gains--Note D              83,257          .24
 Unrealized Appreciation--
   Note E                           1,173,178         3.35
------------------------------------------------------------
 NET ASSETS                        $7,645,900       $21.86
============================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Fund during the reporting period, and details the operating expenses charged to the Fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                   WELLESLEY INCOME FUND
                                                                                            YEAR ENDED DECEMBER 31, 1997
                                                                                                                   (000)
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends*                                                                                             $      93,961
    Interest                                                                                                     318,667
                                                                                                           ----------------
        Total Income                                                                                             412,628
                                                                                                           ----------------
EXPENSES
    Investment Advisory Fee--Note B
        Basic Fee                                                                                                  3,646
        Performance Adjustment                                                                                       718
    The Vanguard Group--Note C
        Management and Administrative                                                                             15,331
        Marketing and Distribution                                                                                 1,431
    Taxes (other than income taxes)                                                                                  534
    Custodian Fees                                                                                                   103
    Auditing Fees                                                                                                     15
    Shareholders' Reports                                                                                            247
    Annual Meeting and Proxy Costs                                                                                    71
    Directors' Fees and Expenses                                                                                      17
                                                                                                           ----------------
        Total Expenses                                                                                            22,113
        Expenses Paid Indirectly--Note C                                                                            (590)
                                                                                                           ----------------
        Net Expenses                                                                                              21,523
---------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                            391,105
---------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD*                                                                 512,072
---------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES                                        425,482
---------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                          $1,328,659
===========================================================================================================================

*Dividend income and realized net gain from affiliated companies were $1,929,000 and $1,352,000, respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

---------------------------------------------------------------------------------------------------------------------------
                                                                                               Wellesley Income Fund
                                                                                               YEAR ENDED DECEMBER 31,
                                                                                      -------------------------------------
                                                                                                1997                1996
                                                                                               (000)               (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                                                 $  391,105          $  403,091
    Realized Net Gain                                                                        512,072             258,042
    Change in Unrealized Appreciation (Depreciation)                                         425,482             (41,888)
                                                                                        -----------------------------------
        Net Increase in Net Assets Resulting from Operations                               1,328,659             619,245
                                                                                        -----------------------------------
DISTRIBUTIONS
    Net Investment Income                                                                   (395,073)           (398,277)
    Realized Capital Gain                                                                   (476,586)           (202,715)
                                                                                        -----------------------------------
        Total Distributions                                                                 (871,659)           (600,992)
                                                                                        -----------------------------------
NET EQUALIZATION CHARGES--Note A                                                                  --              (4,740)
                                                                                        -----------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                                   803,337             912,255
    Issued in Lieu of Cash Distributions                                                     759,182             519,028
    Redeemed                                                                              (1,386,341)         (1,612,810)
                                                                                        -----------------------------------
        Net Increase (Decrease) from Capital Share Transactions                              176,178            (181,527)
---------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                                                633,178            (168,014)
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                                                      7,012,722           7,180,736
                                                                                        -----------------------------------
    End of Year                                                                           $7,645,900          $7,012,722
===========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                                    37,413              45,503
    Issued in Lieu of Cash Distributions                                                      35,385              25,898
    Redeemed                                                                                 (65,083)            (80,687)
                                                                                        -----------------------------------
        Net Increase (Decrease) in Shares Outstanding                                          7,715              (9,286)
===========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Fund's investment results and distributions to shareholders on a per-share basis. It also presents the Fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the Fund's total return; how much it costs to operate the Fund; and the extent to which the Fund tends to distribute capital gains.

      The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Fund for one year. Finally, the table lists the Fund's Average Commission Rate Paid, a disclosure required by the Securities and Exchange Commission beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

---------------------------------------------------------------------------------------------------------------------------
                                                                                 Wellesley Income Fund
                                                                                YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1997         1996         1995         1994         1993
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $20.51       $20.44       $17.05       $19.24       $18.16
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                      1.190         1.17         1.13         1.11         1.14
    Net Realized and Unrealized Gain (Loss) on Investments     2.805          .66         3.68        (1.95)        1.48
                                                              -------------------------------------------------------------
        Total from Investment Operations                       3.995         1.83         4.81         (.84)        2.62
                                                              -------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                      (1.200)       (1.16)       (1.14)       (1.11)       (1.14)
    Distributions from Realized Capital Gains                 (1.445)        (.60)        (.28)        (.24)        (.40)
                                                              -------------------------------------------------------------
        Total Distributions                                   (2.645)       (1.76)       (1.42)       (1.35)       (1.54)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $21.86       $20.51       $20.44       $17.05       $19.24
===========================================================================================================================

TOTAL RETURN                                                  20.19%        9.42%       28.91%       -4.44%       14.65%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $7,646       $7,013       $7,181       $5,681       $6,011
    Ratio of Total Expenses to Average Net Assets              0.31%        0.31%        0.35%        0.34%        0.33%
    Ratio of Net Investment Income to Average Net Assets       5.47%        5.74%        5.96%        6.16%        5.79%
    Portfolio Turnover Rate                                      36%          26%          32%          32%          21%
    Average Commission Rate Paid                              $.0598       $.0585          N/A          N/A          N/A
---------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard/Wellesley Income Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. Certain of the Fund's investments are in long-term corporate debt instruments; the issuers' abilities to meet these obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Fund consistently follows such policies in preparing its financial statements.

      1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value.

      2. FEDERAL INCOME TAXES: The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

      3. EQUALIZATION: Prior to January 1, 1997, the Fund followed the accounting practice known as "equalization," under which a portion of the price of capital shares issued and redeemed, equivalent to undistributed net investment income per share on the date of the transaction, was credited or charged to undistributed income. As a result, undistributed income per share was unaffected by capital share transactions. As of January 1, 1997, the Fund has discontinued equalization accounting and has reclassified accumulated net equalization credits of $50,574,000 from undistributed net income to paid in capital. This reclassification has no effect on the Fund's net assets, results of operations, or net asset value per share.

      4. REPURCHASE AGREEMENTS: The Fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

      6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. Wellington Management Company, LLP provides investment advisory services to the Fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to a combined index comprising the Lehman Brothers Long Corporate AA or Better Bond Index, the S&P/BARRA Value Index, the S&P Utilities Index, and the S&P Telephone Index. For the year ended December 31, 1997, the advisory fee represented an effective annual basic rate of 0.05% of the Fund's average net assets before an increase of $718,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Fund under methods approved by the Board of Directors. At December 31, 1997, the Fund had contributed capital of $506,000 to Vanguard (included in Other Assets), representing 2.5% of Vanguard's capitalization. The Fund's Directors and officers are also Directors and officers of Vanguard.

      Vanguard has asked the Fund's investment adviser to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund's administrative expenses. For the year ended December 31, 1997, these arrangements reduced the Fund's expenses by $590,000 (0.01% of average net assets).

D. During the year ended December 31, 1997, the Fund purchased $1,908,028,000 of investment securities and sold $1,850,678,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $623,403,000 and $894,263,000, respectively. Gains of $38,549,000 on securities held for less than one year are treated as ordinary income for tax purposes and have been included in income dividends to shareholders; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

E. At December 31, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $1,173,178,000, consisting of unrealized gains of $1,184,997,000 on securities that had risen in value since their purchase and $11,819,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to brokers/dealers at December 31, 1997, was $341,409,000, for which the Fund held cash collateral of $63,809,000 and U.S. Treasury securities with a market value of $286,001,000. Cash collateral received is invested in repurchase agreements. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
Vanguard/Wellesley Income Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard/Wellesley Income Fund (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 6, 1998

SPECIAL 1997 TAX INFORMATION (UNAUDITED) FOR VANGUARD/WELLESLEY INCOME FUND

This information for the fiscal year ended December 31, 1997, is included pursuant to provisions of the Internal Revenue Code.

      The Fund designates $452,055,000 as capital gain dividends (from net long-term capital gains), of which $383,623,000 was distributed to shareholders in December 1997 and $68,432,000 will be distributed in March 1998. Of the $452,055,000 capital gain dividends, the Fund designates $212,733,000 as a 20% rate gain distribution.

      For corporate shareholders, 19.3% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

DIRECTORS AND OFFICERS

JOHN C. BOGLE
Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
President, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER

Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.


 "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell Company
      is the owner of trademarks and copyrights relating to the Russell
        Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of
                             Wilshire Associates.

VANGUARD FAMILY OF FUNDS

STOCK FUNDS
Convertible Securities Fund
Equity Income Fund
Explorer Fund
Growth and Income Portfolio
Horizon Fund
   Aggressive Growth Portfolio
   Capital Opportunity Portfolio
   Global Equity Portfolio
Index Trust
   500 Portfolio
   Extended Market Portfolio
   Growth Portfolio
   Small Capitalization Stock
     Portfolio
   Total Stock Market Portfolio
   Value Portfolio
Institutional Index Fund
International Equity Index Fund
   Emerging Markets Portfolio
   European Portfolio
   Pacific Portfolio
International Growth Portfolio
International Value Portfolio
Morgan Growth Fund
PRIMECAP Fund
Selected Value Portfolio
Specialized Portfolios
   Energy Portfolio
   Gold & Precious Metals
     Portfolio
   Health Care Portfolio
   REIT Index Portfolio
   Utilities Income Portfolio
Tax-Managed Fund
   Capital Appreciation
     Portfolio
   Growth and Income Portfolio
Total International Portfolio
Trustees' Equity Fund
   U.S. Portfolio
U.S. Growth Portfolio
Windsor Fund
Windsor II

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Horizon Fund
   Global Asset Allocation
     Portfolio
LifeStrategy Portfolios
   Conservative Growth
     Portfolio
   Growth Portfolio
   Income Portfolio
   Moderate Growth Portfolio
STAR Portfolio
Tax-Managed Fund
   Balanced Portfolio
Wellesley Income Fund
Wellington Fund

BOND FUNDS
Admiral Funds
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term U.S. Treasury
     Portfolio
Bond Index Fund
   Intermediate-Term Bond
     Portfolio
   Long-Term Bond Portfolio
   Short-Term Bond Portfolio
   Total Bond Market Portfolio
Fixed Income Securities Fund
   GNMA Portfolio
   High Yield Corporate Portfolio
   Intermediate-Term Corporate
     Portfolio
   Intermediate-Term U.S.
     Treasury Portfolio
   Long-Term Corporate
     Portfolio
   Long-Term U.S. Treasury
     Portfolio
   Short-Term Corporate
     Portfolio
   Short-Term Federal Portfolio
   Short-Term U.S. Treasury
     Portfolio
Municipal Bond Fund
   High-Yield Portfolio
   Insured Long-Term Portfolio
   Intermediate-Term Portfolio
   Limited-Term Portfolio
   Long-Term Portfolio
   Short-Term Portfolio
Preferred Stock Fund
State Tax-Free Funds
   (CA, FL, NJ, NY, OH, PA)

MONEY MARKET FUNDS
Admiral Funds
   U.S. Treasury Money Market
     Portfolio
Money Market Reserves
   Federal Portfolio
   Prime Portfolio
Municipal Bond Fund
   Money Market Portfolio
Treasury Money Market Portfolio
State Tax-Free Funds
   (CA, NJ, NY, OH, PA)


Q270-12/1997

(C) 1998 Vanguard Marketing
    Corporation, Distributor

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.